Unity Bancorp, Inc.

64 Old Highway 22

Clinton, NJ 08809

800-618-BANK

www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

April 23, 2014

News Media & Financial Analyst Contact:

Alan J. Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 62.4% Increase in Quarterly Earnings

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income available to common shareholders of $1.3 million, or $0.17 per diluted share, for the three months ended March 31, 2014, a 62.4% increase compared to net income available to common shareholders of $796 thousand, or $0.10 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the quarter were 0.59% and 9.06%, respectively, compared to 0.59% and 5.65% for the same period a year ago.

First quarter highlights include:

•	Loan growth of 14.6% since March 31, 2013 – 18.8% growth in commercial and 32.1% growth in residential mortgage loans.
•	Deposit growth of 17.7% since March 31, 2013 – 45.6% growth in noninterest bearing deposits. Excluding, a short-term $30 million noninterest-bearing demand deposit, deposit growth was 13.2%.
•	Core earnings growth - Net interest income increased 8.9% compared to the prior year’s quarter due to strong commercial and residential loan portfolio growth.
•	A wider net interest margin of 3.57% compared to 3.52% in the prior year’s quarter.
•	Improved credit quality metrics due to decreased nonperforming loans and lower net charge-offs this quarter compared to the prior year’s quarter.
•	Increased dividend to common shareholders.

“All things continue to remain very positive at Unity Bank,” reported James A. Hughes, President and CEO.  “Loan and deposit growth continue to be strong, asset quality is improving and our margin is stable.  I look forward to reporting our continued progress as 2014 unfolds.”

Net Interest Income

Net interest income increased $598 thousand to $7.3 million for the quarter ended March 31, 2014 compared to the prior year’s quarter.  This increase was the result of momentum from the strong growth in commercial and residential mortgage loan volume over the past year, as average commercial loans increased $59.6 million and average residential mortgage loans increased $45.2 million. The volume driven interest income increase offset the impact of lower rates on earning assets and the increase in interest paid on deposits due to the $82.4 million increase in average time deposits.  The net interest margin increased 5 basis points to 3.57% for the quarter ended March 31, 2014 compared to 3.52% the prior year.  We expect net interest income to continue to expand in future quarters due to strong loan growth and our net interest margin to remain stable.

Provision for Loan Losses

The provision for loan losses for the quarters ended March 31, 2014 and March 31, 2013 was $600 thousand and $650 thousand respectively.  The reduced provision, year over year, reflects an improvement in credit quality and a lower level of net charge-offs.

Noninterest Income

Noninterest income decreased $299 thousand to $1.5 million for the three months ended March 31, 2014, compared to the same period last year. The decrease was driven by a reduced volume of residential mortgage loan sales, SBA loan sales and lower levels of security gains realized.

During the quarter, $17.4 million in residential mortgage loans were sold at a gain of $365 thousand, compared to $22.6 million sold at a gain of $477 thousand during the prior year’s quarter.  Approximately, $7.5 million of the sold loans were from our portfolio, with the remainder consisting of new production.  We do not anticipate the recent rise in mortgage interest rates to have a material impact on our residential mortgage origination volume.

SBA loan sales totaled $928 thousand with net gains on sale of $83 thousand for the quarter, compared to $2.3 million sold and a gain of $241 thousand in the prior year’s quarter.  We anticipate an increase in the volume of originations and sales in 2014, due to the addition of SBA business development officers.

Noninterest Expense

Noninterest expense increased $132 thousand to $6.3 million for the three months ended March 31, 2014 compared to the prior year’s first quarter.  The increase was due primarily to expenses related to OREO properties.  Other fluctuations include:

•	An increase in compensation and benefits expense due to merit increases, bonus accruals and benefits expenses, partially offset by decreased mortgage commissions.
•

Occupancy expense decreased 35 thousand due to the reduction in lease and leasehold depreciation expense related to the three branch sites that were purchased a year ago.  These savings were partially offset by the increase in seasonal weather related expenses.

•	OREO expenses remain elevated as we work through the collection process and incur expenses such as maintenance expenses, delinquent taxes and losses on sale.
•	Other expenses decreased due to lower employee recruiter fees, director fees, printing and office supplies and provision for loan commitments.

Financial Condition

At March 31, 2014, total assets were $961.2 million, an increase of $40.1 million from the prior year-end:

•

Total loans increased $5.3 million or 0.8%, from year-end 2013 to $684.0 million at March 31, 2014. This growth came in our commercial and SBA 504 loan portfolios which increased $5.6 million and $2.0 million, respectively. Residential mortgage loans declined due to $7.5 million of loans being sold from portfolio.  Future loan growth is expected to be primarily in commercial loans, while the Company plans to continue shrinking it’s out of market SBA portfolio.

•

Total deposits increased $29.0 million or 3.9%, to $767.6 million at March 31, 2014, due primarily to one customer’s large short-term noninterest-bearing demand deposit at quarter-end.  Savings deposits have decreased $13.4 million from year-end, due to the reduction in municipal deposits.

•	Shareholders’ equity was $58.8 million at March 31, 2014, an increase of $1.6 million from year-end 2013, due primarily to quarterly net income less the quarterly dividend accrual.
•	Book value per common share was $7.74 as of March 31, 2014.
•	At March 31, 2014, the leverage, Tier I and Total Risk Based Capital ratios were 8.19%, 10.77% and 12.03% respectively, all in excess of the ratios required to be deemed “well-capitalized”.

“In mid-2014, we plan to raise a limited amount of capital through a common stock rights offering.  This capital will allow for continued loan and asset growth and will allow our existing shareholders to increase their investment in Unity," said James A. Hughes, President and CEO.

Credit Quality

•	Nonperforming assets totaled $14.5 million at March 31, 2014, or 2.11% of total loans and OREO, compared to $15.9 million or 2.34% of total loans and OREO at year-end 2013.
•	OREO increased $1.8 million to $2.5 million at March 31, 2014, due to the addition of 4 properties.
•	The allowance for loan losses totaled $12.8 million at March 31, 2014, or 1.87% of total loans.
•	Net charge-offs were $934 thousand for the three months ended March 31, 2014, compared to $1.1 million for the same period a year ago.
•	Troubled debt restructurings (“TDRs”) decreased $108 thousand from year-end to $7.8 million due to principal pay downs. At March 31, 2014, 94.3% of our TDRs were performing.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $961 million in assets and $768 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

March 31, 2014

				March 31, 2014 vs.
				December 31, 2013	March 31, 2013
(In thousands, except percentages and per share amounts)	March 31, 2014	December 31, 2013	March 31, 2013%		%
BALANCE SHEET DATA:
Total assets	$961,168	$921,118	$827,182	4.3%	16.2%
Total deposits	767,624	738,698	652,117	3.9	17.7
Total loans	683,951	678,701	596,571	0.8	14.6
Total securities	109,459	107,514	119,334	1.8	(8.3)
Total shareholders' equity	58,810	57,173	78,157	2.9	(24.8)
Allowance for loan losses	(12,807)	(13,141)	(14,345)	(2.5)	(10.7)

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$1,955	$1,872	$1,738	4.4	12.5
Provision for income taxes	662	606	538	9.2	23.0
Net income	1,293	1,266	1,200	2.1	7.8
Preferred stock dividends and discount accretion	-	-	404	-	(100.0)
Income available to common shareholders	$1,293	$1,266	$796	2.1	62.4

Net income per common share - Basic (1)	$0.17	$0.17	$0.11	-	54.5
Net income per common share - Diluted (1)	$0.17	$0.17	$0.10	-	70.0

Return on average assets	0.59%	0.57%	0.59%	3.5	-
Return on average equity (2)	9.06%	8.87%	5.65%	2.1	60.4
Efficiency ratio	71.91%	68.87%	73.91%	4.4	(2.7)

SHARE INFORMATION:
Market price per share	$7.95	$7.66	$6.51	3.8	22.1
Dividends paid	$0.02	$0.01	$-	1.0	100.0
Book value per common share	$7.74	$7.55	$7.67	2.5	0.9
Average diluted shares outstanding (QTD)	7,654	7,618	7,845	0.5	(2.4)

CAPITAL RATIOS:
Total equity to total assets	6.12%	6.21%	9.45%	(1.4)	(35.2)
Leverage ratio	8.19%	8.08%	11.12%	1.4	(26.3)
Tier 1 risk-based capital ratio	10.77%	10.74%	14.54%	0.3	(25.9)
Total risk-based capital ratio	12.03%	11.99%	15.80%	0.3	(23.9)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$14,513	$15,916	$15,956	(8.8)	(9.0)
QTD net chargeoffs (annualized) to QTD average loans	0.56%	0.72%	0.73%	(22.2)	(23.3)
Allowance for loan losses to total loans	1.87%	1.94%	2.40%	(3.6)	(22.1)
Nonperforming assets to total loans and OREO	2.11%	2.34%	2.67%	(9.8)	(21.0)
Nonperforming assets to total assets	1.51%	1.73%	1.93%	(12.7)%	(21.8)%

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

March 31, 2014

				March 31, 2014 vs.
				December 31, 2013	March 31, 2013
(In thousands, except percentages)	March 31, 2014	December 31, 2013	March 31, 2013%		%
ASSETS
Cash and due from banks	$30,025	$24,272	$18,392	23.7%	63.3%
Federal funds sold and interest-bearing deposits	98,188	75,132	61,584	30.7	59.4
Cash and cash equivalents	128,213	99,404	79,976	29.0	60.3
Securities:
Securities available for sale	86,154	81,133	91,067	6.2	(5.4)
Securities held to maturity	23,305	26,381	28,267	(11.7)	(17.6)
Total securities	109,459	107,514	119,334	1.8	(8.3)
Loans:
SBA loans held for sale	6,517	6,673	6,556	(2.3)	(0.6)
SBA loans held for investment	47,737	48,918	56,868	(2.4)	(16.1)
SBA 504 loans	33,550	31,564	39,784	6.3	(15.7)
Commercial loans	368,909	363,340	310,649	1.5	18.8
Residential mortgage loans	180,129	182,067	136,345	(1.1)	32.1
Consumer loans	47,109	46,139	46,369	2.1	1.6
Total loans	683,951	678,701	596,571	0.8	14.6
Allowance for loan losses	(12,807)	(13,141)	(14,345)	2.5	10.7
Net loans	671,144	665,560	582,226	0.8	15.3
Premises and equipment, net	15,474	15,672	15,747	(1.3)	(1.7)
Bank owned life insurance ("BOLI")	12,845	12,749	9,472	0.8	35.6
Deferred tax assets	6,308	6,752	6,241	(6.6)	1.1
Federal Home Loan Bank stock	5,752	5,392	3,989	6.7	44.2
Accrued interest receivable	3,212	3,272	3,362	(1.8)	(4.5)
Other real estate owned ("OREO")	2,467	633	1,052	289.7	134.5
Prepaid FDIC insurance	-	-	1,788	-	(100.0)
Goodwill and other intangibles	1,516	1,516	1,516	-	-
Other assets	4,778	2,654	2,479	80.0	92.7
Total assets	$961,168	$921,118	$827,182	4.3%	16.2%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand deposits	$172,010	$136,035	$118,166	26.4%	45.6%
Interest-bearing demand deposits	134,321	130,806	115,374	2.7	16.4
Savings deposits	253,109	266,503	295,335	(5.0)	(14.3)
Time deposits, under $100,000	112,150	108,258	75,374	3.6	48.8
Time deposits, $100,000 and over	96,034	97,096	47,868	(1.1)	100.6
Total deposits	767,624	738,698	652,117	3.9	17.7
Borrowed funds	115,000	107,000	75,000	7.5	53.3
Subordinated debentures	15,465	15,465	15,465	-	-
Accrued interest payable	455	454	438	0.2	3.9
Accrued expenses and other liabilities	3,814	2,328	6,005	63.8	(36.5)
Total liabilities	902,358	863,945	749,025	4.4	20.5
Shareholders' equity:
Cumulative perpetual preferred stock	-	-	20,263	-	(100.0)
Common stock	52,237	52,051	54,357	0.4	(3.9)
Retained earnings	6,739	5,598	2,584	20.4	160.8
Accumulated other comprehensive income (loss)	(166)	(476)	953	65.1	(117.4)
Total shareholders' equity	58,810	57,173	78,157	2.9	(24.8)
Total liabilities and shareholders' equity	$961,168	$921,118	$827,182	4.3%	16.2%

Preferred shares	-	-	21
Issued and outstanding common shares	7,602	7,577	7,548

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

March 31, 2014

				March 31, 2014 vs.
	For the three months ended			December 31, 2013		March 31, 2013
(In thousands, except percentages and per share amounts)	March 31, 2014	December 31, 2013	March 31, 2013	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$9	$9	$14	$-	-%	$(5)	(35.7)%
Federal Home Loan Bank stock	47	40	44	7	17.5	3	6.8
Securities:
Taxable	726	585	647	141	24.1	79	12.2
Tax-exempt	105	106	120	(1)	(0.9)	(15)	(12.5)
Total securities	831	691	767	140	20.3	64	8.3
Loans:
SBA loans	583	519	777	64	12.3	(194)	(25.0)
SBA 504 loans	399	408	651	(9)	(2.2)	(252)	(38.7)
Commercial loans	4,601	4,684	4,001	(83)	(1.8)	600	15.0
Residential mortgage loans	2,058	1,953	1,550	105	5.4	508	32.8
Consumer loans	495	462	509	33	7.1	(14)	(2.8)
Total loans	8,136	8,026	7,488	110	1.4	648	8.7
Total interest income	9,023	8,766	8,313	257	2.9	710	8.5
INTEREST EXPENSE
Interest-bearing demand deposits	111	102	101	9	8.8	10	9.9
Savings deposits	182	186	177	(4)	(2.2)	5	2.8
Time deposits	644	598	546	46	7.7	98	17.9
Borrowed funds and subordinated debentures	799	817	800	(18)	(2.2)	(1)	(0.1)
Total interest expense	1,736	1,703	1,624	33	1.9	112	6.9
Net interest income	7,287	7,063	6,689	224	3.2	598	8.9
Provision for loan losses	600	800	650	(200)	(25.0)	(50)	(7.7)
Net interest income after provision for loan losses	6,687	6,263	6,039	424	6.8	648	10.7
NONINTEREST INCOME
Branch fee income	377	412	347	(35)	(8.5)	30	8.6
Service and loan fee income	295	396	304	(101)	(25.5)	(9)	(3.0)
Gain on sale of SBA loans held for sale, net	83	21	241	62	295.2	(158)	(65.6)
Gain on sale of mortgage loans, net	365	312	477	53	17.0	(112)	(23.5)
BOLI income	96	102	70	(6)	(5.9)	26	37.1
Net security gains	110	22	226	88	400.0	(116)	(51.3)
Other income	200	206	160	(6)	(2.9)	40	25.0
Total noninterest income	1,526	1,471	1,825	55	3.7	(299)	(16.4)
NONINTEREST EXPENSE
Compensation and benefits	3,217	2,925	3,176	292	10.0	41	1.3
Occupancy	659	652	694	7	1.1	(35)	(5.0)
Processing and communications	582	588	561	(6)	(1.0)	21	3.7
Furniture and equipment	357	368	365	(11)	(3.0)	(8)	(2.2)
Professional services	211	194	190	17	8.8	21	11.1
Loan costs	170	229	177	(59)	(25.8)	(7)	(4.0)
OREO expenses	247	94	127	153	162.8	120	94.5
Deposit insurance	178	173	149	5	2.9	29	19.5
Advertising	151	228	120	(77)	(33.8)	31	25.8
Other expenses	486	411	567	75	18.2	(81)	(14.3)
Total noninterest expense	6,258	5,862	6,126	396	6.8	132	2.2
Income before provision for income taxes	1,955	1,872	1,738	83	4.4	217	12.5
Provision for income taxes	662	606	538	56	9.2	124	23.0
Net income	1,293	1,266	1,200	27	2.1	93	7.8
Preferred stock dividends and discount accretion	-	-	404	-	-	(404)	(100.0)
Income available to common shareholders	$1,293	$1,266	$796	$27	2.1%	$497	62.4%

Effective tax rate	33.9%	32.4%	31.0%

Net income per common share - Basic (1)	$0.17	$0.17	$0.11
Net income per common share - Diluted (1)	$0.17	$0.17	$0.10

Weighted average common shares outstanding - Basic	7,586	7,560	7,538
Weighted average common shares outstanding - Diluted	7,654	7,618	7,845
(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

March 31, 2014

	For the three months ended March 31,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2014	2013	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$9	$14	$(5)	(35.7)%
Federal Home Loan Bank stock	47	44	3	6.8
Securities:
Taxable	726	647	79	12.2
Tax-exempt	105	120	(15)	(12.5)
Total securities	831	767	64	8.3
Loans:
SBA loans	583	777	(194)	(25.0)
SBA 504 loans	399	651	(252)	(38.7)
Commercial loans	4,601	4,001	600	15.0
Residential mortgage loans	2,058	1,550	508	32.8
Consumer loans	495	509	(14)	(2.8)
Total loans	8,136	7,488	648	8.7
Total interest income	9,023	8,313	710	8.5
INTEREST EXPENSE
Interest-bearing demand deposits	111	101	10	9.9
Savings deposits	182	177	5	2.8
Time deposits	644	546	98	17.9
Borrowed funds and subordinated debentures	799	800	(1)	(0.1)
Total interest expense	1,736	1,624	112	6.9
Net interest income	7,287	6,689	598	8.9
Provision for loan losses	600	650	(50)	(7.7)
Net interest income after provision for loan losses	6,687	6,039	648	10.7
NONINTEREST INCOME
Branch fee income	377	347	30	8.6
Service and loan fee income	295	304	(9)	(3.0)
Gain on sale of SBA loans held for sale, net	83	241	(158)	(65.6)
Gain on sale of mortgage loans, net	365	477	(112)	(23.5)
BOLI income	96	70	26	37.1
Net security gains	110	226	(116)	(51.3)
Other income	200	160	40	25.0
Total noninterest income	1,526	1,825	(299)	(16.4)
NONINTEREST EXPENSE
Compensation and benefits	3,217	3,176	41	1.3
Occupancy	659	694	(35)	(5.0)
Processing and communications	582	561	21	3.7
Furniture and equipment	357	365	(8)	(2.2)
Professional services	211	190	21	11.1
Loan costs	170	177	(7)	(4.0)
OREO expenses	247	127	120	94.5
Deposit insurance	178	149	29	19.5
Advertising	151	120	31	25.8
Other expenses	486	567	(81)	(14.3)
Total noninterest expense	6,258	6,126	132	2.2
Income before provision for income taxes	1,955	1,738	217	12.5
Provision for income taxes	662	538	124	23.0
Net income	1,293	1,200	93	7.8
Preferred stock dividends and discount accretion		404	(404)	(100.0)
Income available to common shareholders	$1,293	$796	$497	62.4%

Effective tax rate	33.9%	31.0%

Net income per common share - Basic (1)	$0.17	$0.11
Net income per common share - Diluted (1)	$0.17	$0.10

Weighted average common shares outstanding - Basic	7,586	7,538
Weighted average common shares outstanding - Diluted	7,654	7,845
(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

March 31, 2014

	For the three months ended
	March 31, 2014			December 31, 2013
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$42,029	$9	0.09%	$46,533	$9	0.08%
Federal Home Loan Bank stock	3,988	47	4.78	4,009	40	3.96
Securities:
Taxable	92,808	726	3.13	89,275	585	2.62
Tax-exempt	16,841	155	3.68	16,975	157	3.70
Total securities (A)	109,649	881	3.21	106,250	742	2.79
Loans:
SBA loans	54,790	583	4.26	55,536	519	3.74
SBA 504 loans	31,719	399	5.10	33,253	408	4.87
Commercial loans	364,343	4,601	5.12	356,939	4,684	5.21
Residential mortgage loans	181,058	2,058	4.55	176,880	1,953	4.42
Consumer loans	45,939	495	4.37	45,708	462	4.01
Total loans (B)	677,849	8,136	4.85	668,316	8,026	4.78
Total interest-earning assets	$833,515	$9,073	4.39%	$825,108	$8,817	4.25%

Noninterest-earning assets:
Cash and due from banks	23,389			23,877
Allowance for loan losses	(13,410)			(13,653)
Other assets	43,599			43,147
Total noninterest-earning assets	53,578			53,371
Total assets	$887,093			$878,479

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$131,187	$111	0.34%	$122,977	$102	0.33%
Savings deposits	266,321	182	0.28	268,745	186	0.27
Time deposits	205,130	644	1.27	186,200	598	1.27
Total interest-bearing deposits	602,638	937	0.63	577,922	886	0.60
Borrowed funds and subordinated debentures	91,265	799	3.50	91,738	817	3.48
Total interest-bearing liabilities	$693,903	$1,736	1.01%	$669,660	$1,703	0.99%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	132,167			149,252
Other liabilities	3,169			2,946
Total noninterest-bearing liabilities	135,336			152,198
Total shareholders' equity	57,854			56,621
Total liabilities and shareholders' equity	$887,093			$878,479

Net interest spread		$7,337	3.38%		$7,114	3.26%
Tax-equivalent basis adjustment		(50)			(51)
Net interest income		$7,287			$7,063
Net interest margin			3.57%			3.42%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

March 31, 2014

	For the three months ended
	March 31, 2014			March 31, 2013
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$42,029	$9	0.09%	$62,530	$14	0.09%
Federal Home Loan Bank stock	3,988	47	4.78	3,989	44	4.47
Securities:
Taxable	92,808	726	3.13	100,062	647	2.59
Tax-exempt	16,841	155	3.68	18,475	178	3.85
Total securities (A)	109,649	881	3.21	118,537	825	2.79
Loans:
SBA loans	54,790	583	4.26	65,386	777	4.75
SBA 504 loans	31,719	399	5.10	41,135	651	6.42
Commercial loans	364,343	4,601	5.12	304,790	4,001	5.32
Residential mortgage loans	181,058	2,058	4.55	135,886	1,550	4.56
Consumer loans	45,939	495	4.37	46,111	509	4.48
Total loans (B)	677,849	8,136	4.85	593,308	7,488	5.09
Total interest-earning assets	$833,515	$9,073	4.39%	$778,364	$8,371	4.33%

Noninterest-earning assets:
Cash and due from banks	23,389			19,737
Allowance for loan losses	(13,410)			(14,998)
Other assets	43,599			37,905
Total noninterest-earning assets	53,578			42,644
Total assets	$887,093			$821,008

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$131,187	$111	0.34%	$118,668	$101	0.35%
Savings deposits	266,321	182	0.28	295,520	177	0.24
Time deposits	205,130	644	1.27	122,695	546	1.80
Total interest-bearing deposits	602,638	937	0.63	536,883	824	0.62
Borrowed funds and subordinated debentures	91,265	799	3.50	90,465	800	3.54
Total interest-bearing liabilities	$693,903	$1,736	1.01%	$627,348	$1,624	1.04%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	132,167			113,000
Other liabilities	3,169			3,242
Total noninterest-bearing liabilities	135,336			116,242
Total shareholders' equity	57,854			77,418
Total liabilities and shareholders' equity	$887,093			$821,008

Net interest spread		$7,337	3.38%		$6,747	3.29%
Tax-equivalent basis adjustment		(50)			(58)
Net interest income		$7,287			$6,689
Net interest margin			3.57%			3.52%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

March 31, 2014

	For the three months ended
	March 31, 2014			March 31, 2013
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$42,029	$9	0.09%	$62,530	$14	0.09%
Federal Home Loan Bank stock	3,988	47	4.78	3,989	44	4.47
Securities:
Taxable	92,808	726	3.13	100,062	647	2.59
Tax-exempt	16,841	155	3.68	18,475	178	3.85
Total securities (A)	109,649	881	3.21	118,537	825	2.79
Loans:
SBA loans	54,791	583	4.26	65,386	777	4.75
SBA 504 loans	31,719	399	5.10	41,135	651	6.42
Commercial loans	364,342	4,601	5.12	304,790	4,001	5.32
Residential mortgage loans	181,058	2,058	4.55	135,886	1,550	4.56
Consumer loans	45,939	495	4.37	46,111	509	4.48
Total loans (B)	677,849	8,136	4.85	593,308	7,488	5.09
Total interest-earning assets	$833,515	$9,073	4.39%	$778,364	$8,371	4.33%

Noninterest-earning assets:
Cash and due from banks	23,389			19,737
Allowance for loan losses	(13,410)			(14,998)
Other assets	43,599			37,905
Total noninterest-earning assets	53,578			42,644
Total assets	$887,093			$821,008

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$131,187	$111	0.34%	$118,668	$101	0.35%
Savings deposits	266,321	182	0.28	295,520	177	0.24
Time deposits	205,130	644	1.27	122,695	546	1.80
Total interest-bearing deposits	602,638	937	0.63	536,883	824	0.62
Borrowed funds and subordinated debentures	91,265	799	3.50	90,465	800	3.54
Total interest-bearing liabilities	$693,903	$1,736	1.01%	$627,348	$1,624	1.04%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	132,167			113,000
Other liabilities	3,169			3,242
Total noninterest-bearing liabilities	135,336			116,242
Total shareholders' equity	57,854			77,418
Total liabilities and shareholders' equity	$887,093			$821,008

Net interest spread		$7,337	3.38%		$6,747	3.29%
Tax-equivalent basis adjustment		(50)			(58)
Net interest income		$7,287			$6,689
Net interest margin			3.57%			3.52%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

March 31, 2014

Amounts in thousands, except percentages	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$13,141	$13,550	$14,309	$14,345	$14,758
Provision for loan losses charged to expense	600	800	600	300	650
	13,741	14,350	14,909	14,645	15,408
Less: Chargeoffs
SBA loans	54	128	211	167	570
SBA 504 loans	92	203	590	200	200
Commercial loans	454	564	253	200	375
Residential mortgage loans	172	125	125	-	125
Consumer loans	179	300	229	-	59
Total chargeoffs	951	1,320	1,408	567	1,329
Add: Recoveries
SBA loans	8	93	12	8	137
SBA 504 loans	-	3	-	154	25
Commercial loans	9	14	24	65	101
Residential mortgage loans	-	-	13	2	2
Consumer loans	-	1	-	2	1
Total recoveries	17	111	49	231	266
Net chargeoffs	934	1,209	1,359	336	1,063
Balance, end of period	$12,807	$13,141	$13,550	$14,309	$14,345

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$12,046	$15,283	$16,654	$13,357	$14,904
Other real estate owned ("OREO")	2,467	633	1,249	752	1,052
Nonperforming assets	14,513	15,916	17,903	14,109	15,956
Less: Amount guaranteed by SBA	1,320	540	592	736	1,863
Net nonperforming assets	$13,193	$15,376	$17,311	$13,373	$14,093

Loans 90 days past due & still accruing	$5	$19	$861	$429	$632

Performing Troubled Debt Restructurings (TDRs)	$7,363	$7,452	$7,705	$10,649	$15,068
(1) Nonperforming TDRs included in nonperforming loans	448	467	1,765	1,658	1,084
Total TDRs	$7,811	$7,919	$9,470	$12,307	$16,152

Allowance for loan losses to:
Total loans at quarter end	1.87%	1.94%	2.05%	2.30%	2.40%
Nonperforming loans (1)	106.32	85.98	81.36	107.13	96.25
Nonperforming assets	88.25	82.56	75.69	101.42	89.90
Net nonperforming assets	97.07	85.46	78.27	107.00	101.79

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	0.34%	0.25%	1.32%	1.01%	2.69%
SBA 504 loans	1.18	2.39	6.16	0.47	1.73
Commercial loans	0.50	0.61	0.27	0.17	0.36
Residential mortgage loans	0.39	0.28	0.27	(0.01)	0.37
Consumer loans	1.58	2.60	1.99	(0.02)	0.51
Total loans	0.56%	0.72%	0.84%	0.22%	0.73%

Nonperforming loans to total loans	1.76%	2.25%	2.52%	2.15%	2.50%
Nonperforming loans and TDRs to total loans	2.84	3.35	3.69	3.86	5.02
Nonperforming assets to total loans and OREO	2.11	2.34	2.70	2.26	2.67
Nonperforming assets to total assets	1.51	1.73	2.04	1.71	1.93

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

March 31, 2014

(In thousands, except percentages and per share amounts)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
SUMMARY OF INCOME:
Total interest income	$9,023	$8,766	$8,474	$8,401	$8,313
Total interest expense	1,736	1,703	1,603	1,599	1,624
Net interest income	7,287	7,063	6,871	6,802	6,689
Provision for loan losses	600	800	600	300	650
Net interest income after provision for loan losses	6,687	6,263	6,271	6,502	6,039
Total noninterest income	1,526	1,471	1,650	1,658	1,825
Total noninterest expense	6,258	5,862	5,935	6,074	6,126
Income before provision for income taxes	1,955	1,872	1,986	2,086	1,738
Provision for income taxes	662	606	684	739	538
Net income	1,293	1,266	1,302	1,347	1,200
Preferred stock dividends and discount accretion	-	-	119	465	404
Income available to common shareholders	$1,293	$1,266	$1,183	$882	$796

Net income per common share - Basic (1)	$0.17	$0.17	$0.16	$0.12	$0.11
Net income per common share - Diluted (1)	$0.17	$0.17	$0.15	$0.11	$0.10

COMMON SHARE DATA:
Market price per share	$7.95	$7.66	$7.46	$7.10	$6.51
Dividends paid	$0.02	$0.01	$0.01	$0.01	$-
Book value per common share	$7.74	$7.55	$7.41	$7.70	$7.67
Weighted average common shares outstanding - Basic	7,586	7,560	7,545	7,544	7,538
Weighted average common shares outstanding - Diluted	7,654	7,618	7,822	7,911	7,845
Issued and outstanding common shares	7,602	7,577	7,546	7,544	7,548

OPERATING RATIOS (Annualized):
Return on average assets	0.59%	0.57%	0.62%	0.67%	0.59%
Return on average equity (2)	9.06	8.87	8.25	6.11	5.65
Efficiency ratio	71.91	68.87	69.93	72.72	73.91

BALANCE SHEET DATA:
Total assets	$961,168	$921,118	$876,101	$824,575	$827,182
Total deposits	767,624	738,698	727,112	628,369	652,117
Total loans	683,951	678,701	660,617	622,316	596,571
Total securities	109,459	107,514	106,906	111,269	119,334
Total shareholders' equity	58,810	57,173	55,939	68,287	78,157
Allowance for loan losses	(12,807)	(13,141)	(13,550)	(14,309)	(14,345)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.39%	4.25%	4.36%	4.51%	4.33%
Interest-bearing liabilities	1.01	0.99	0.99	1.06	1.04
Net interest spread	3.38	3.26	3.37	3.45	3.29
Net interest margin	3.57	3.42	3.53	3.66	3.52

CREDIT QUALITY:
Nonperforming assets	14,513	15,916	17,903	14,109	15,956
QTD net chargeoffs (annualized) to QTD average loans	0.56%	0.72%	0.84%	0.22%	0.73%
Allowance for loan losses to total loans	1.87	1.94	2.05	2.30	2.40
Nonperforming assets to total loans and OREO	2.11	2.34	2.70	2.26	2.67
Nonperforming assets to total assets	1.51	1.73	2.04	1.71	1.93

CAPITAL RATIOS AND OTHER:
Total equity to total assets	6.12%	6.21%	6.38%	8.28%	9.45%
Leverage ratio	8.19	8.08	8.33	10.23	11.12
Tier 1 risk-based capital ratio	10.77	10.74	10.81	13.36	14.54
Total risk-based capital ratio	12.03	11.99	12.07	14.63	15.80
Number of banking offices	15	15	15	15	15
Number of ATMs	16	16	16	16	16
Number of employees	162	163	160	153	166
1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).